UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 18, 2004


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


               Missouri                  1-10596                43-1554045
            (State or Other            (Commission           (I.R.S. Employer
    Jurisdiction of Incorporation)     File Number)         Identification No.)



     8888 Ladue Road, Suite 200, St. Louis, Missouri                 63124-2056
     (Address of Principal Executive Offices)                        (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200

ITEM 7.01.  REGULATION FD DISCLOSURE

     The Registrant intends to make company presentations today, November 18, 2004, and to include the presentation charts on its website. The related press release and the information that will be included on the Registrant's website are attached as Exhibits 99.1 and 99.2 to this Form 8-K. This information updates previous company presentations, and includes the Registrant's new five-year financial objectives, a summary of the Registrant's strategy, and an overview of each of the Registrant's three business segments.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description of Exhibit

    99.1          Press release dated November 18, 2004.

    99.2 Information included on Registrant's website as of November 18, 2004.


     The furnishing of these Exhibits is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information they contain includes material investor information that is not otherwise publicly available. Statements in Exhibits 99.1 and 99.2 that are not strictly historical are "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of November 18, 2004. The Registrant does not assume any obligation to update such information in the future. The Registrant's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Registrant's operations and business environment including, but not limited to: weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; intellectual property rights; technical difficulties; the availability of selected acquisitions; the timing, pricing, and availability of shares offered for sale; unforeseen charges impacting corporate operating expenses; the performance of the Registrant's international operations; successful execution of the planned sale of the Registrant's Puerto Rico facility; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations including changes in accounting standards and taxation requirements; changes in foreign or U.S. business conditions affecting the distribution of foreign earnings; costs relating to environmental matters; litigation uncertainty; and the Registrant's successful execution of internal operating plans.

                                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ESCO TECHNOLOGIES INC.


Dated:  November 18, 2004                       By:     /s/G.E. Muenster
                                                          G. E. Muenster
                                                      Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit

    99.1          Press release dated November 18, 2004.

    99.2 Information included on Registrant's website as of November 18, 2004.